UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): March 25, 2022

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On March 25, 2022, the audit committee of the board of directors (the “Audit Committee”) of Camber Energy, Inc. (the “Company”), after discussion with the staff of the Securities and Exchange Commission, Company management and the Company’s accounting and legal advisors, concluded that between August 2016 and April 2021 any sales of the Company’s Series C Convertible Preferred Stock (“Preferred Stock”) should not only have been classified in the Company’s financial statements outside of “permanent equity”, as stated in a previously filed Form 8-K filed on September 16, 2021, but should also have included a “derivative liability” based on a seven-year dividend commitment associated with the Preferred Stock . In April 2021 corrections and/or amendments to the Certificate of Designation (“COD”) of the Preferred Stock were executed by the Company and the holders of the Preferred Stock to remove terms that supported classification outside of permanent equity and added terms to support a classification as permanent equity. The specifics of such corrections and/or amendments were set out in the Current Report on Form 8-K filed with the Securities and Exchange Commission on or about April 21, 2021.

As a result, the Company’s financial statements for the periods between the fiscal year ending March 31, 2017, through the quarter ending September 30, 2020 (the “Impacted Periods”) should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Impacted Filings should no longer be relied upon.

Additionally, on March 25, 2022, the Audit Committee also determined that the unaudited financial statements included in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 6, 2021, which disclosed information regarding the acquisition of common stock of Viking Energy Group, Inc. (“Viking”) on December 23, 2020 (the “Acquisition”), should no longer be relied upon since the Audit Committee has determined that the Company should account for the investment using the equity method of accounting instead of using the acquisition accounting method.

The Company intends to file an amended Annual Report on Form 10-K/A with restated financial statements for the years ended March 31, 2019 and March 31, 2020, and to file amended Quarterly Reports on Form 10-Q/A with restated financial statements for the quarterly periods ended June 30, 2020, and September 30, 2020, in each case to reflect the appropriate accounting of the Preferred Stock outside of permanent equity and a derivative liability based on a seven-year dividend associated with the Preferred Stock.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Turner, Stone & Company L.L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: March 25, 2022	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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